U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: December 3, 2001


                                 WHISTLER, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                  ---------------------------------------------
                  STATE OR OTHER JURISDICTION OF INCORPORATION)


                   000-30579                             52-2209378
                  ------------                       -------------------
                  (COMMISSION                         (I.R.S. EMPLOYER
                  FILE NUMBER)                       IDENTIFICATION NO.)

       12740 VIGILANTE ROAD, LAKESIDE, CA                   92040
     ----------------------------------------             ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                                 (619)692-2176
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEMS 1 THROUGH 4, 6 AND 8 NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

Potential Acquisition

     Whistler, Inc., a Delaware corporation (the "Company), announces that on November 26, 2001, the Company entered into a letter agreement (the "Letter Agreement") to acquire 100% of the issued and outstanding shares of the fuel cell division of Anuvu Incorporated, a Sacramento, California based technology development company ("Anuvu"). Pursuant to the terms of the Letter Agreement, the Company will (i) acquire the rights to the Carbon-X fuel cell, an innovative proton exchange membrane fuel cell specially designed for mass production; and
(ii) pay an undetermined cash amount and issue restricted shares of its common stock to Anuvu.

     The potential acquisition of the fuel cell division of Anuvu is part of the Company's strategy to assemble the right combination of management, experience, technology and facilities necessary to bring fuel cells to mass production and marketing. Management of the Company believes that the Carbon-X design and technology is ready for mass-production, and incorporates key features that make it ready for integration into real-world fuel cell powered products. Management further believes that unlike other competing fuel cells, the Carbon-X fuel cell can be manufactured using industry standard manufacturing technologies without the need to build custom manufacturing lines.

     The Company and Anuvu agree that the Letter Agreement is binding upon the Company and Anuvu, and that the Company and Anuvu may negotiate prior to execution a definitive agreement with such further terms and conditions that are reasonably necessary to carry out and give effect to the terms and provisions of the Letter Agreement. The Company and Anuvu further agree that as a pre-condition to closing such acquisition and the consummation of a definitive agreement encompassing the terms and provisions of the Letter Agreement, the Company conduct to its satisfaction due diligence which may include, but is not limited to, financial statements, inventory of assets and liabilities, confirmation that Anuvu has complied with all regulatory filings, and receipt of necessary approvals regarding the transaction.

     Reference is made to the press release issued to the public by the Company on November 26, 2001, the text of which is attached hereto as Exhibit 99.2, for a further description of the event reported pursuant to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          99.2 Press Release dated November 26, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date: December 5, 2001              Whistler, Inc.


                                    By /s/ James Bunyan
                                    ---------------------------------------
                                    James Bunyan, President & Director